Exhibit 10.2

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                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                            Transferor and Servicer

                                      and

                             THE BANK OF NEW YORK,
                                    Trustee
               on behalf of the Series 2004-CC Certificateholders

                         _____________________________

                           SERIES 2004-CC SUPPLEMENT
                          Dated as of October 20, 2004

                                       to

           THIRD AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                   Dated as of November 15, 1999, as amended

                           __________________________



                         CHASE CREDIT CARD MASTER TRUST

                                 Series 2004-CC







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


                                                 TABLE OF CONTENTS

                                                                           Page

SECTION 1.  Designation.......................................................1

SECTION 2.  Definitions.......................................................2

SECTION 3.  Reassignment and Transfer Terms...................................9

SECTION 4.  Delivery and Payment for the Series 2004-CC Certificate..........10

SECTION 5.  Depository; Form of Delivery of the Series 2004-CC
            Certificate......................................................10

SECTION 6.  Article IV of Agreement..........................................10

SECTION 7.  Article V of the Agreement.......................................13

SECTION 8.  Article VI of the Agreement......................................15

SECTION 9.  Series 2004-CC Pay Out Events....................................16

SECTION 10. Series 2004-CC Termination.......................................17

SECTION 11. Transfer of the 2004-CC Certificate..............................17

SECTION 12. ERISA Legend.....................................................18

SECTION 13. Consent to Amendment to the Agreement...........................18

SECTION 14. Consent Rights...................................................19

SECTION 15. Counterparts.....................................................19

SECTION 16. GOVERNING LAW....................................................19

SECTION 17. Article 8 Opt-In.................................................19

SECTION 18. No Petition......................................................20


                                    EXHIBITS

EXHIBIT A       Form of Series 2004-CC Certificate...........................A-1

EXHIBIT B       Form of Monthly Allocations and Payment Instructions.........B-1

EXHIBIT C       Form of Monthly Series 2004-CC Certificateholder's
                Statement....................................................C-1

                  SERIES 2004-CC SUPPLEMENT, dated as of October 20, 2004 (this "Series Supplement") by and between CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION ("Chase USA"), as Transferor on and after June 1, 1996 and as Servicer, and THE BANK OF NEW YORK, as Trustee under the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto, dated as of March 31, 2001, the Second Amendment thereto, dated as of March 1, 2002, the Third Amendment thereto, dated July 15, 2004, and the Fourth Amendment thereto, dated October 15, 2004 each among Chase USA, JPMorgan Chase Bank and the Trustee (as the same may be further amended, modified or supplemented from time to time, the "Agreement").

                  Section 6.9 of the Agreement provides, among other things, that the Holder of the Transferor Certificate may permit the issuance of one or more new Series of Investor Certificates from time to time by notifying the Trustee and that, in connection with such issuance, the Transferor, the Servicer and the Trustee shall enter into a supplement to the Agreement for the purposes of specifying the relevant terms of each such new Series and authorizing the delivery by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates. The Transferor has delivered the New Issuance Notice required by
Section 6.9(b) of the Agreement and hereby enters into this Series Supplement with the Trustee and the Servicer as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Series 2004-CC Certificate (as defined below).

                  Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Investor Certificates of Series 2004-CC shall not be subordinated to any other Series.

                  On the Closing Date, the Series 2004-CC Certificate will be deposited by the Transferor in the Chase Issuance Trust and pledged by the Chase Issuance Trust to an indenture trustee to secure certain notes to be issued from time to time by the Chase Issuance Trust.

                  SECTION 1.  Designation.

                  (a) There is hereby created a Series consisting of a single Class pursuant to the Agreement and this Series Supplement to be known as the Series 2004-CC Certificate (the "Series 2004-CC Certificate"). The Series 2004-CC Certificate shall be issued as one definitive certificate substantially in the form of Exhibit A hereto. Series 2004-CC is (1) an Unapplied Master Trust Level Principal Sharing Collateral Certificate with respect to Asset Pool One, (2) an Unapplied Master Trust Level Excess Finance Charge Sharing Collateral Certificate with respect to Shared Excess Available Finance Charge Collections Group A and (3) an Unapplied Excess Finance Charge Sharing Collateral Certificate with respect to Shared Excess Available Finance Charge Collections Group A.

                  (b) Series 2004-CC shall be included in Group One (as defined below).

                  (c) Except as expressly provided herein, (i) the requirement under Section 6.9(b) of the Agreement that an Opinion of Counsel and a Tax Opinion be delivered shall not be applicable to the authentication and delivery of the Series 2004-CC Certificate and (ii) the provisions of Section 3.7 of the Agreement shall not apply to cause the Series 2004-CC Certificate to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Transferor intends and, together with the Series 2004-CC Certificateholder, agrees to treat the Series 2004-CC Certificate for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

                  SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 2004-CC Certificate and to no other Series of Certificates issued by the Trust.

                  "Additional Invested Amounts" shall have the meaning specified in Section 6.15(a).

                  "Additional Investment Date" shall have the meaning specified in Section 6.15(b).

                  "Aggregate Remaining Master Trust Level Required Amount" shall mean, for any Transfer Date, the sum of the Remaining Master Trust Level Required Amounts for all Series in Group One other than Series 2004-CC for such Transfer Date.

                  "Agreement" shall have the meaning specified in the first paragraph hereof.

                  "Amortization Period" shall mean any Monthly Period with respect to the Series 2004-CC Certificate (1) beginning with the Monthly Period in which the Pay Out Commencement Date occurs or (2) during which the sum of the Series 2004-CC Principal Collections and the Investor Default Amount for such Monthly Period is greater than the Additional Invested Amounts for the period from and including the first day of the immediately succeeding Monthly Period through and including the First Note Transfer Date occurring in such immediately succeeding Monthly Period.

                  "Asset Pool One" shall have the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Servicing Fee" shall have the meaning specified in the Asset Pool One Supplement.

                  "Asset Pool One Supplement" shall mean the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004, between the Chase Issuance Trust, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, as amended.

                  "Base Rate" shall mean, for any Monthly Period, with respect to Series 2004- CC, the weighted average of the "Base Rates" (as defined in the applicable Indenture Supplements) for all series of Group A Notes for such Monthly Period.

                  "Certificate Representative" shall mean the Holder of record or the designee of such Holder of the Series 2004-CC Certificate.

                  "Closing Date" shall mean October 15, 2004.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Collateral Agent" shall mean Wells Fargo Bank, National Association and its successors and assigns.

                  "Cumulative Master Trust Level Series Principal Shortfall" shall mean, for any Transfer Date, the sum of the "Series Principal Shortfalls" (as such term is defined in each of the related Series Supplements) for all Series other than Series 2004-CC for such Transfer Date.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Fitch" shall mean Fitch, Inc., doing business as Fitch Ratings, and any successor thereto.

                  "Floating Allocation Percentage" shall mean, for any Monthly Period, a fraction:

           (x) the numerator of which is the Invested Amount of the Series 2004-CC Certificate as of the close of business on the last day of the prior Monthly Period, or with respect to the first Monthly Period, the Initial Invested Amount; provided, however, that if the Invested Amount of the Series 2004-CC Certificate is increased in the Monthly Period for which the determination is being made, the numerator shall be the highest Invested Amount of the Series 2004-CC Certificate in such Monthly Period; provided, further, that if the Invested Amount of Series 2004-CC is reduced to zero in such Monthly Period, the numerator shall be zero; and

         (y) the denominator of which is the greater of (a) the sum of (i) the aggregate amount of Principal Receivables as of the close of business on the last day of the prior Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing Date, and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period) and (ii) the Excess Funding Amount as of the close of business on such last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs, the amount determined pursuant to clause (a)(i) hereof shall be the quotient of (A) the sum of (I) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period multiplied by the actual number of days in the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (II) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, multiplied by the actual number of days in the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period divided by (B) the actual number of days in such Monthly Period.

                  "Group A Level Collateral Certificate Finance Charge Shortfall Allocation" shall mean, for any Transfer Date, with respect to Series 2004-CC, the "Collateral Certificate Finance Charge Shortfall Allocation" (as defined in the Indenture) calculated with respect to Series 2004-CC for such Transfer Date.

                  "Group A Notes" shall mean each series of notes issued pursuant to the Indenture that are included in "Shared Excess Available Finance Charge Collections Group A" pursuant to the related Indenture Supplement.

                  "Group One" shall mean Series 2004-CC and each other Series specified in the related Supplement to be included in Group One.

                  "Indenture" shall mean the Amended and Restated Indenture, dated October 15, 2004, between the Chase Issuance Trust, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee, as amended and supplemented from time to time.

                  "Indenture Supplement" shall mean, with respect to any series of Group A Notes, the related supplement to the Indenture.

                  "Initial Invested Amount" shall mean the aggregate initial principal amount of the Investor Certificate of Series 2004-CC, which is $500,000,000.

                  "Initial Investor Interest" shall mean the Initial Invested Amount.

                  "Invested Amount" shall mean, with respect to the Series 2004-CC Certificate as of the close of business on any day, an amount not less than zero equal to (i) the Invested Amount as of the close of business on the prior day (or, with respect to the first day of the first Monthly Period, such amount shall be the Initial Invested Amount), minus (ii) the Series 2004-CC Principal Collections, if any, paid on such date, minus (iii) the Investor Default Amount, if any, recognized pursuant to Section 4.9 on such date, plus
(iv) the Additional Invested Amounts, if any, added on such date.

                  "Investor Certificateholder" shall mean the holder of record of the Investor Certificate of Series 2004-CC.

                  "Investor Certificate" shall mean the Series 2004-CC Certificate.

                  "Investor Default Amount" shall mean, with respect to the Series 2004-CC Certificate, with respect to any Monthly Period, an amount equal to the sum of (a) the product of the Default Amount for all Accounts that became Defaulted Accounts in such Monthly Period and the Floating Allocation Percentage for such Monthly Period, minus (b) the Recoveries Reallocation Amount for such Monthly Period.

                  "Investor Interest" shall mean the Invested Amount.

                  "Investor Percentage" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and the Default Amount, the Floating Allocation Percentage and (b) with respect to Principal Receivables, the Principal Allocation Percentage.

                  "Investor Servicing Fee" shall, with respect to the Series 2004-CC Certificate, with respect to any Monthly Period, mean an amount equal to one-twelfth of the product of (A) the Series Servicing Fee Percentage and
(B) the highest Invested Amount used as the numerator of the Floating Allocation Percentage for such Monthly Period.

                  "Issuance Date" shall mean the Closing Date.

                  "Lien" shall have the meaning specified in the Transfer and Servicing Agreement.

                  "Master Owner Trust Servicer" shall mean Chase USA, as servicer for the Chase Issuance Trust and any successors or assigns.

                  "Master Trust Level Shared Excess Finance Charge Collections" shall mean, with respect to any Series in Group One, the amount of Collections of Finance Charge Receivables allocated to such Series but available to cover Required Amounts for other Series in Group One pursuant to the Series Supplement relating to such Series.

                  "Master Trust Level Shared Principal Collections" shall mean, with respect to any Series, the amount of Collections of Principal Receivables allocated to such Series but available to cover Principal Shortfalls for other Series pursuant to the Series Supplement relating to such Series.

                  "Minimum Transferor Interest Percentage" shall mean 4%; provided, however, that the Transferor may reduce the Minimum Transferor Interest Percentage in accordance with the definition of "Minimum Transferor Interest Percentage" in the Agreement.

                  "Pay Out Commencement Date" shall mean the earliest to occur of (i) the date on which a Trust Pay Out Event is deemed to occur pursuant to
Section 9.1 and (ii) the date on which a Series 2004-CC Pay Out Event is deemed to occur pursuant to Section 9 of this Series Supplement.

                  "Principal Allocation Percentage" shall mean, for any Monthly Period, (1) during the Revolving Period, the Floating Allocation Percentage and
(2) during an Amortization Period, a fraction:

         (x) the numerator of which is the highest Invested Amount during the last Monthly Period of the most recent Revolving Period, or with respect to the first Monthly Period, the Initial Invested Amount; provided, that if the Invested Amount of Series 2004-CC is reduced to zero during such Monthly Period, the numerator shall be zero, and

         (y) the denominator of which is the greater of (a) the sum of (i) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (ii) the Excess Funding Amount as of the close of business on such last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs, the amount determined pursuant to clause (a)(i) hereof shall be the quotient of (A) the sum of (I) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period multiplied by the actual number of days in the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and
(II) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, multiplied by the actual number of days in the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period divided by (B) the actual number of days in such Monthly Period.

                  "Rating Agency" shall mean each nationally recognized rating agency that has rated the Series 2004-CC Certificate at the request of the Transferor.

                  "Rating Agency Condition" shall mean the notification in writing by each Rating Agency to the Transferor, the Servicer and the Trustee that any action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Certificates of any outstanding Series or class with respect to which it is a Rating Agency.

                  "Recoveries Reallocation Amount" shall mean, for any Monthly Period, the lesser of (a) the product of the Floating Allocation Percentage and the aggregate amount of Recoveries, in each case, for such Monthly Period or
(b) the product of the Floating Allocation Percentage for such Monthly Period and the Default Amount for all Accounts that became Defaulted Accounts in such Monthly Period.

                  "Remaining Amount" shall mean, with respect to any Series in Group One other than Series 2004-CC, for any Transfer Date, the "Remaining Amount" or "Finance Charge Shortfall" as defined in the related Series Supplement.

                  "Remaining Master Trust Level Principal Shortfall" shall mean, for any Transfer Date, with respect to any Series other than Series 2004-CC, the Principal Shortfall, if any, for such Series after application of any Shared Principal Collections allocated thereto on such Transfer Date by any Series other than Series 2004-CC.

                  "Remaining Master Trust Level Required Amount" shall mean, for any Transfer Date, with respect to any Series other than Series 2004-CC, the Remaining Amount, if any, for such Series after application of any Shared Excess Finance Charge Collections allocated thereto on such Transfer Date by any Series other than Series 2004-CC.

                  "Revolving Period" shall mean each Monthly Period other than a Monthly Period occurring during the Amortization Period.

                  "Series 2004-CC" shall mean the Series of the Chase Credit Card Master Trust represented by the Series 2004-CC Certificate.

                  "Series 2004-CC Certificate" shall have the meaning specified in Section 1 of this Series Supplement.

                  "Series 2004-CC Certificateholder" shall mean the Certificate Representative of the Series 2004-CC Certificate.

                  "Series 2004-CC Certificateholders' Interest" shall have the meaning specified in Section 4.6.

                  "Series 2004-CC Finance Charge Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Floating Allocation Percentage of Collections of Finance Charge Receivables for such Monthly Period, minus (b) the Recoveries Reallocation Amount for such Monthly Period.

                  "Series 2004-CC Pay Out Event" shall have the meaning specified in Section 9 of this Series Supplement.

                  "Series 2004-CC Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Principal Allocation Percentage of Collections of Principal Receivables with respect to such Monthly Period and (b) the Recoveries Reallocation Amount for such Monthly Period.

                  "Series 2004-CC Principal Shortfall Allocation" shall mean, for any Transfer Date, the "Collateral Certificate Principal Shortfall Allocation" (as defined in the Indenture) with respect to the Series 2004-CC Certificate.

                  "Series 2004-CC Principal Shortfall Payment" shall have the meaning specified in Section 4.8(b).

                  "Series 2004-CC Termination Date" shall mean the earlier to occur of (i) the day after the Transfer Date on which the Invested Amount of the Series 2004-CC Certificate is paid in full, (ii) the date on which all of the notes issued by the Chase Issuance Trust are due and payable pursuant to the Indenture and (iii) the Trust Termination Date.

                  "Series Servicing Fee Percentage" shall mean 1.50% for so long as Chase USA is the Servicer or 2.00% if Chase USA is no longer the Servicer.

                  "Transfer and Servicing Agreement" shall mean the Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2004, among Chase USA, as Transferor, Servicer and Administrator, the Chase Issuance Trust, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, as amended, supplemented or restated from time to time.

                  "Transfer Date" shall mean [     ], 2004 and the Business Day
prior to the 15th day of each month thereafter.

                  "Unapplied Excess Finance Charge Collections" shall have the meaning specified in the Indenture.

                  "Unapplied Excess Finance Charge Sharing Collateral Certificate" shall have the meaning specified in the Indenture.

                  "Unapplied Master Trust Level Excess Finance Charge Collections" shall mean, for any Transfer Date, the amount of Master Trust Level Shared Excess Finance Charge Collections remaining after application thereof to cover Required Amounts for all Series in Group One other than Series 2004-CC on such Transfer Date.

                  "Unapplied Master Trust Level Excess Finance Charge Sharing Collateral Certificate" shall have the meaning specified in the Indenture.

                  "Unapplied Master Trust Level Principal Sharing Collateral Certificate" shall mean (a) Series 2004-CC and (b) any other Series designated as such in the Series Supplement pursuant to which a collateral certificate is issued by the Trust.

                  "Unapplied Master Trust Level Principal Collections" shall have the meaning specified in Section 4.11.

                  "Unpaid Investor Servicing Fee" shall mean with respect to any Monthly Period, the amount of the Investor Servicing Fee with respect to each prior Monthly Period not previously distributed to the Servicer pursuant to Section 4.10 of the Agreement.

                  SECTION 3. Reassignment and Transfer Terms. The Series 2004-CC Certificate shall be subject to retransfer to the Transferor at its option (so long as the Transferor is the Servicer or an Affiliate of the Servicer), in accordance with the terms specified in Section 12.2(a), on any Distribution Date on or after the Distribution Date on which the Invested Amount (after giving effect to all payments on such Distribution Date) is reduced to an amount less than or equal to 10% of the highest Invested Amount at any time (or such other percentage as shall be specified from time to time by the Servicer, consistent with sale treatment under generally accepted accounting principles and regulatory accounting principles). The deposit required in connection with any such retransfer shall be equal to the Invested Amount on the Distribution Date on which the retransfer occurs.

                  SECTION 4. Delivery and Payment for the Series 2004-CC Certificate. The Transferor shall execute and deliver the Series 2004-CC Certificate to the Trustee for authentication in accordance with Section 6.1. The Trustee shall deliver the Series 2004-CC Certificate when authenticated in accordance with Section 6.2.

                  SECTION 5. Depository; Form of Delivery of the Series 2004-CC Certificate.


                  (a) The Series 2004-CC Certificate shall be delivered as a Registered Certificate as provided in Section 6.1.

                  (b) When issued and sold in accordance with the terms of the Agreement, including when duly executed and authenticated by the Trustee in accordance with the terms of the Agreement and when issued and delivered against payments therefore, the Series 2004- CC Certificate will be duly and validly issued and outstanding, fully paid, non-assessable, and entitled to the benefits of the Agreement.

                  SECTION 6. Article IV of Agreement. Section 4.1 through
Section 4.5 shall each be read in its entirety as provided in the Agreement.
Article IV (except for Section 4.1 through Section 4.5 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2004-CC
Certificate:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.6 Rights of the Series 2004-CC Certificateholder. The Series 2004- CC Certificate shall represent an undivided interest in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to the Series 2004-CC Certificate, at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Principal Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account and the Principal Account, the Excess Funding Account and the Distribution Account allocable to the Series 2004-CC Certificate (the "Series 2004-CC Certificateholder's Interest"). The Series 2004-CC Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Excess Funding Account or the Distribution Account except as specifically provided in this Article IV.

                  Section 4.7 Collections and Allocations. The Servicer shall apply or shall instruct the Trustee to apply all funds on deposit in the Collection Account, the Finance Charge Account, the Excess Funding Account, the Distribution Account and the Principal Account, allocable to the Series 2004-CC Certificate, in the manner described in the Agreement.

                  Section 4.8 Monthly Payments. On each Transfer Date, the Trustee, acting in accordance with written instructions from the Servicer substantially in the form of Exhibit B hereto, shall make the withdrawals, deposits and payments specified in subsections (a) and (b) of this Section 4.8.

                  (a) On each Transfer Date, the Trustee shall deposit into the Distribution Account for payment to the Series 2004-CC Certificateholder an amount equal to the sum of (i) the Series 2004-CC Finance Charge Collections deposited or deemed to have been deposited into the Finance Charge Account for the related Monthly Period and (ii) the amount specified in Section 4.12(b) for such Transfer Date.

                  (b) On each Transfer Date, the Trustee shall deposit into the Distribution Account for payment to the Series 2004-CC Certificateholder an amount equal to the sum of (i) the Series 2004-CC Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period and (ii) an amount equal to the lesser of (A) the Series 2004-CC Principal Shortfall Allocation for such Transfer Date and (B) the amount of Unapplied Master Trust Level Principal Collections for such Transfer Date (the "Series 2004-CC Principal Shortfall Payment").

                  Notwithstanding the foregoing, for so long as the requirements of the third paragraph of Section 4.3(a) are satisfied, each of the payments described in Sections 4.8(a) and 4.8(b) shall be made by the Servicer, the Servicer shall not be required to deposit the amounts so paid in the Collection Account, the Excess Funding Account, the Finance Charge Account, the Principal Account or the Distribution Account prior to payment, and the information provided to the Trustee as set forth on Exhibit B hereto shall be for informational purposes only and shall not be in the form of an instruction to make deposits and withdrawals.

                  Section 4.9 Investor Default Amount. On each Determination Date, the Servicer shall calculate the Investor Default Amount for the preceding Monthly Period and such Investor Default Amount shall be recognized and subtracted from the Invested Amount in accordance with the definition thereof as of the related Transfer Date.

                  Section 4.10 Investor Servicing Fee. On each Determination Date, with respect to any Monthly Period, the Servicer shall calculate the Investor Servicing Fee for the preceding Monthly Period. With respect to each Monthly Period, the Investor Servicing Fee plus any Unpaid Investor Servicing Fee shall be paid to the Servicer on behalf of the holder of the Series 2004-CC Certificate at the time specified and to the extent of funds available pursuant to the Transfer and Servicing Agreement.

                  Section 4.11 Series 2004-CC Principal Shortfall Allocations. As specified in Section 1(a), Series 2004-CC shall be an Unapplied Master Trust Level Principal Sharing Collateral Certificate with respect to Asset Pool One. On each Determination Date, the Servicer shall calculate the amount of the excess of the Master Trust Level Shared Principal Collections for all Series other than Series 2004-CC over the Cumulative Master Trust Level Series Principal Shortfall for such Transfer Date (such excess amount, together with any additional amounts to be treated as such pursuant to Section 6.15(c), "Unapplied Master Trust Level Principal Collections") and shall notify the servicer of the Series 2004-CC Certificateholder of such amount. On each Transfer Date, the Servicer shall make the Series 2004-CC Collateral Certificate Principal Shortfall Payment, if applicable, in accordance with
Section 4.8(b).

                  Section 4.12 Shared Excess Finance Charge Collections. As specified in Section 1(a), Series 2004-CC shall be an Unapplied Excess Finance Charge Sharing Collateral Certificate with respect to Shared Excess Available Finance Charge Collections Group A and an Unapplied Master Trust Level Excess Finance Charge Sharing Collateral Certificate.

                  (a) Allocations from Group A to Series in Group One. On each Determination Date, the Servicer shall calculate the Aggregate Remaining Master Trust Level Required Amount for the related Transfer Date and shall notify the Master Owner Trust Servicer of such amount. Unapplied Excess Finance Charge Collections paid to the Trust by the Series 2004-CC Certificateholder on such Transfer Date shall be allocated to each Series in Group One with a Remaining Master Trust Level Required Amount for such Transfer Date to reduce such Remaining Master Trust Level Required Amount for such Series as follows:

                       (x) if the amount of Unapplied Excess Finance Charge Collections paid to the Trust by the Series 2004-CC Certificateholder on such Transfer Date is greater than or equal to the Aggregate Remaining Master Trust Level Required Amount for such Transfer Date, to each Series in Group One that has a Remaining Master Trust Level Required Amount for such Transfer Date in an amount equal to such Remaining Master Trust Level Required Amount; or

                       (y) if the amount of Unapplied Excess Finance Charge Collections paid to the Trust by the Series 2004-CC Certificateholder on such Transfer Date is less than the Aggregate Remaining Master Trust Level Required Amount for such Transfer Date, to each Series in Group One that has a Remaining Master Trust Level Required Amount in an amount equal to the product of (x) the amount of Unapplied Excess Finance Charge Collections paid to the Trust by the Series 2004-CC Certificateholder on such Transfer Date and (y) a fraction, the numerator of which is the Remaining Master Trust Level Required Amount for such Series and the denominator of which is the Aggregate Remaining Master Trust Level Required Amount.

                  (b) Allocations from Series in Group One to Group A. On each Determination Date, the Servicer shall calculate the amount of Unapplied Master Trust Level Excess Finance Charge Collections for the related Transfer Date and shall notify the servicer of the Series 2004-CC Certificateholder of such amount. On each Transfer Date, the Servicer shall allocate and pay to the Series 2004-CC Certificateholder an amount equal to the lesser of (i) the Group A Level Collateral Certificate Finance Charge Shortfall Allocation for Series 2004-CC for such Transfer Date and (ii) the amount of Unapplied Master Trust Level Excess Finance Charge Collections for such Transfer Date.

                  SECTION 7. Article V of the Agreement. Article V shall read in its entirety as follows and shall be applicable only to the Series 2004-CC
Certificate:

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                  Section 5.1 Distributions.

                  On each Transfer Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.4(b)) the aggregate amount deposited into the Distribution Account and payable to the Series 2004-CC Certificateholder pursuant to Section 4.8 to the account of the Certificate Representative as specified in writing by the Certificate Representative, in immediately available funds; provided, however, that for so long as the requirements of the third paragraph of Section 4.3(a) are satisfied, such payment shall be made by the Servicer in accordance with the last paragraph of Section 4.8.

                  Section 5.2 Monthly Certificateholders' Statement.

                  (a) On or before each Transfer Date, the Servicer shall forward to the Certificate Representative a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information:

                        (i) the total amount distributed;

                        (ii) the amount of Collections of Principal Receivables processed during the related Monthly Period allocated to the Series 2004-CC Certificate;

                        (iii) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period allocated to the Series 2004-CC Certificate as well as other amounts to be treated as Series 2004-CC Finance Charge Collections;

                        (iv) the amount of Unapplied Master Trust Level Principal Collections allocated to Series 2004-CC for the related Monthly Period;

                        (v) the aggregate amount of Principal Receivables and the Invested Amount as of the end of the day on the Record Date;

                        (vi) the aggregate amount of Receivables as of the end of the day on the Record Date;

                        (vii) the aggregate outstanding balance of Accounts which are 30 to 59, 60 to 89, 90[to 119, 120 to 149 and 150] or more days delinquent as of the end of the day on the Record Date;

                        (viii) the Aggregate Investor Default Amount, for the related Monthly Period;

                        (ix) the amount of the Investor Servicing Fee, for the related Monthly Period;

                        (x) the Additional Invested Amounts for the related Monthly Period;

                        (xi) the Invested Amount used in the calculation of the Principal Allocation Percentage;

                        (xii) the Invested Amount used in the calculation of the Floating Allocation Percentage; and

                        (xiii) such other items as are set forth in Exhibit C to this Series Supplement.

                  On or before each Transfer Date, the Servicer shall deliver a copy of each such statement to each Rating Agency.

                  SECTION 8. Article VI of the Agreement. Article VI (except for Section 6.1 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2004-CC Certificate:

                                   ARTICLE VI

                                THE CERTIFICATES

                  Section 6.15 Additional Invested Amounts.

                  (a) The Transferor may sell to the Series 2004-CC Certificateholder on any Business Day additional undivided interests in the Trust in specified amounts (such amounts, the "Additional Invested Amounts") if the conditions precedent to selling an additional interest set forth in Section 6.15(b) have been met. If the Series 2004- CC Certificateholder acquires such additional interest, the Series 2004-CC Certificateholder shall make a cash payment to the Transferor on such Business Day (to be applied in accordance with Section 6.15(c)) in the amount of such Additional Invested Amount; provided, however, that if the Transferor is, as of such Business Day, the holder of the transferor interest in an asset pool in the Chase Issuance Trust, as an alternative form of consideration, the Transferor may accept an increase in the amount of such transferor interest in an asset pool in the Chase Issuance Trust. The Transferor Interest in the Trust shall decrease as a result of such sale.

                  Any Additional Invested Amounts purchased by the Series 2004-CC Certificateholder shall be evidenced by the definitive Certificate held by the Certificateholder issued on the Closing Date substantially in the form of Exhibit A hereto. The Series 2004- CC Certificateholder shall and is hereby authorized to record on the grid attached to the Series 2004-CC Certificate (or at such Certificateholder's option, in its internal books and records) the date and invested amount of any Additional Invested Amounts purchased by it, the current invested amount thereof and each change thereto; provided, however, that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Certificateholder's rights with respect to its Invested Amount. The Trustee shall not be responsible for the accuracy of any information on any such grid or with respect to the Certificateholder's notations in its internal books and records. The Servicer shall appropriately note all Additional Invested Amounts (and the increased Invested Amount) as well as any principal payment and reductions due to the Investor Default Amount on the Servicer's certificate delivered with respect to the related Monthly Period and direct the Trustee in writing to apply payments for Additional Invested Amounts as set forth in Section 6.15(c).

                  (b) The Transferor may determine to sell an additional interest on any date (each, an "Additional Investment Date") as set forth in
Section 6.15(a) above subject to fulfillment of the following conditions precedent:

                        (i) on such Additional Investment Date, no event shall have occurred and be continuing, or shall result from such purchase of Additional Invested Amounts, that constitutes a Trust Pay Out Event or a Series 2004-CC Pay Out Event;

                        (ii) on such Additional Investment Date, after giving effect to the purchase of Additional Invested Amounts, the Transferor Interest shall equal or exceed the Minimum Transferor Interest and the aggregate amount of Principal Receivables shall equal or exceed the Minimum Aggregate Principal Receivables;

                        (iii) on such Additional Investment Date, the Additional Invested Amounts shall be conveyed to the Series 2004-CC Certificateholder free and clear of any Lien (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books and records adequate reserves with respect thereto) and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor; and

                        (iv) as of such Additional Investment Date, all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with such Additional Invested Amount have been duly obtained, effected or given and are in full force and effect.

                  (c) On each Transfer Date, the Trustee shall include the proceeds from purchases of Additional Invested Amounts in the amount of Shared Principal Collections for such Transfer Date, in an amount up to the lesser of
(i) the amount of Additional Invested Amounts made during the period from and including the first day of the Monthly Period in which such Transfer Date occurs to and including such Transfer Date allocated to the Series 2004-CC Certificate and (ii) the amount of Principal Collections allocated to Series 2004-CC and the Investor Default Amount for the related Monthly Period. Any remaining proceeds from purchases of Additional Invested Amounts shall be paid to the Transferor. Any proceeds received from the purchases of Additional Invested Amounts on any day which is not a Transfer Date shall be paid to the Transferor at the time received by the Trust.

                  SECTION 9. Series 2004-CC Pay Out Events. If any one of the following events shall occur with respect to the Series 2004-CC Certificate:

                  (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 2004-CC Certificateholder and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, and continues to materially and adversely affect the interests of the Series 2004- CC Certificateholder for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor to the Trustee pursuant to Section 2.1 or Section 2.6, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee and (ii) as a result of which the interests of the Series 2004-CC Certificateholder is materially and adversely affected and continues to be materially and adversely affected for such period; provided, however, that a Series 2004-CC Pay Out Event pursuant to this Section 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period, or such longer period as the Trustee may specify, in accordance with the provisions of the Agreement;

                  (c) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by Section 2.6(a); or

                  (d) any Servicer Default shall occur which would have a material adverse effect on the Series 2004-CC Certificateholder;

         then a Series 2004-CC Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 2004-CC Certificateholder immediately upon the occurrence of such event.

                  SECTION 10. Series 2004-CC Termination. The right of the Series 2004-CC Certificateholder to receive payments from the Trust will terminate on the first Business Day following the Series 2004-CC Termination Date.

                  SECTION 11. Transfer of the 2004-CC Certificate. After the Closing Date, the Series 2004-CC Certificate may not be sold, participated, transferred, assigned, exchanged or otherwise pledged or conveyed in whole or in part except upon the prior delivery to the Trustee and the Certificate Representative of an Issuer Tax Opinion (as defined in the Indenture) and an Opinion of Counsel to the effect that, for federal income tax purposes, (i) such action will not adversely affect the tax characterization as debt of the Investor Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance, (ii) following such action the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation and (iii) such action will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder.

                  SECTION 12. ERISA Legend. The Series 2004-CC Certificate shall bear a legend or legends substantially in the following form:

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V) ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  The Series 2004-CC Certificateholder by virtue of its beneficial interest in the Series 2004-CC Certificate shall be deemed to have made the representations and warranties stated in such legend.

                  SECTION 13. Consent to Amendment to the Agreement. (a) By purchasing an interest in the Investor Certificates, the Series 2004-CC Certificateholders shall be deemed to have consented that the Agreement may be amended (i) to satisfy accounting requirements under SFAS 140 and any related or successor accounting interpretations or requirements thereto for off-balance sheet treatment for Receivables in the Trust; and (ii) in such manner as may be specified by Chase USA so that one or more special purpose entities may be interposed between Chase USA and the Chase Credit Card Master Trust so that the Transferor is one or more of such special purpose entities; provided, that, any such amendment pursuant to this subclause (ii) shall be made only if (a) the Rating Agency Condition is satisfied and (b) such amendment would not, but for this subclause (ii), require the consent of all of the holders of the Certificates of all Series affected by such amendment pursuant to Section 13.1(c). Nothing in subclause (ii) of this Section 13(a) shall be construed to mean that any such amendment would have required, but for such clause, the consent of Certificateholders of this or any other outstanding Series.

                  (b) In addition to being subject to amendment pursuant to any other provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Transferor without the consent of the Servicer, the Trustee or the Series 2004-CC Certificateholder if the Transferor provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect the Series 2004-CC Certificateholder; provided, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified.

                  Promptly after the effectiveness of any amendment pursuant to this Section 13, the Transferor shall deliver a copy of such amendment to each of the Servicer, the Trustee and each Rating Agency.

                  SECTION 14. Consent Rights. Notwithstanding any other provision of the Agreement, including Section 6.5, for so long as the Series 2004-CC Certificate is held by the Chase Issuance Trust or the Collateral Agent on behalf of certain noteholders and other beneficiaries of the security interest granted by the Chase Issuance Trust to the Collateral Agent in the Series 2004-CC Certificate, the Series 2004-CC Certificate shall not be disregarded and will be deemed to be outstanding for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Agreement.

                  SECTION 15. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 16. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 17. Article 8 Opt-In. The Trustee hereby irrevocably elects, on behalf of the Trust, that the Series 2004-CC Certificate shall be a security governed by Article 8 of the Uniform Commercial Code. The Series 2004-CC Certificate shall bear the following legend: "This certificate evidences an interest in the Chase Credit Card Master Trust and shall be a security for purposes of Article 8 of the Uniform Commercial Code." This provision shall not be amended, and any purported amendment to this provision, shall not take effect until either the Series 2004-CC Certificate has been surrendered for cancellation or the prior written consent of the indenture trustee for the Chase Issuance Trust has been obtained.

                  SECTION 18. No Petition. The Transferor, the Servicer and the Trustee, by entering into this Series Supplement and the Series 2004-CC Certificateholders, by accepting Series 2004-CC Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Series 2004-CC Certificateholders, the Agreement or this Series Supplement.

                  IN WITNESS WHEREOF, the Transferor and Servicer and the Trustee have caused this Series 2004-CC Supplement to be duly executed by their respective officers as of the day and year first above written.


                                  CHASE MANHATTAN BANK USA, NATIONAL
                                  ASSOCIATION,
                                  as Transferor and Servicer


                                  By:    /s/ Keith Schuck
                                     ---------------------------------------
                                     Name:   Keith Schuck
                                     Title:  President


                                  THE BANK OF NEW YORK,
                                  as Trustee


                                  By:   /s/ James P. Bowden
                                     ---------------------------------------
                                     Name:   James P. Bowden
                                     Title:  Assistant Treasurer

                                                                  Exhibit A


                       FORM OF SERIES 2004-CC CERTIFICATE

         THIS SERIES 2004-CC CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2004-CC CERTIFICATE, AGREES THAT IT IS ACQUIRING THIS SERIES 2004-CC CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF AND THAT NEITHER THIS SERIES 2004-CC CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS SERIES 2004-CC CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER THIS SERIES 2004-CC CERTIFICATE NOR ANY INTEREST HEREIN MAY BE
TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR
CONVEYED, EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

                                                                    $[        ]

         No. ____



                         CHASE CREDIT CARD MASTER TRUST
                           SERIES 2004-CC CERTIFICATE

         Evidencing an undivided interest in a trust, the corpus of which consists of a portfolio of MasterCard (R)* and VISA (R) credit card receivables generated or acquired by Chase Manhattan Bank USA, National Association (the "Chase USA") and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                  (Not an interest in or a recourse obligation
                     of Chase USA or any affiliate thereof)

              This Investor Certificate certifies that CHASE ISSUANCE TRUST (the "Investor Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereinafter created and arising in connection with selected MasterCard(R) and VISA (R) credit card accounts (the "Accounts") of Chase USA, all monies due or to become due in payment of the Receivables (including Finance Charge Receivables), the right to certain amounts received as Interchange and Recoveries (if any), all proceeds of the foregoing and the other assets and interests constituting the Trust pursuant to the Third Amended and Restated Pooling and Servicing Agreement dated as of November 15, 1999 as amended by the First Amendment thereto dated as of March 31, 2001, the Second Amendment thereto dated as of March 1, 2002, the Third Amendment thereto dated as of July 15, 2004, and the Fourth Amendment thereto dated as of October 15, 2004 as supplemented by the Series 2004-CC Supplement dated as of October 15, 2004 (collectively, the "Pooling and Servicing Agreement"), by and among Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"). To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

              This Investor Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Investor Certificateholder by virtue of the acceptance hereof assents and by which the Investor Certificateholder is bound.

-----------------
     * MasterCard(R) and VISA (R) are registered trademarks of MasterCard International Incorporated and Visa USA Incorporated, respectively.

              Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Investor Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.

              Beginning on [ ], 2004 and on each Transfer Date thereafter, the Trustee shall distribute to the Investor Certificateholder of record as of the last Business Day of the calendar month preceding such Transfer Date such amounts as are payable pursuant to the Pooling and Servicing Agreement and as are requested by the certificate delivered to the Trustee by the Servicer pursuant to Section 4.8 of the Pooling and Servicing Agreement. The Series 2004-CC Termination Date is the earlier to occur of (i) the day after the Transfer Date on which the Invested Amount of the Series 2004-CC Certificate is paid in full and (ii) the Trust Termination Date. Principal with respect to the Series 2004-CC Certificate will be paid under the circumstances described in the Pooling and Servicing Agreement.

              Pursuant to Section 6.15 of the Pooling and Servicing Agreement, the Investor Certificateholder may purchase Additional Invested Amounts on the terms and conditions specified therein. The Investor Certificateholder is authorized to record on the grid attached to its Certificate (or at such Investor Certificateholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each payment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Investor Certificateholder's rights with respect to its Invested Amount and its right to receive interest payments in respect of the Invested Amount held by such Investor Certificateholder.

              Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Investor Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

              This certificate evidences an interest in the Chase Credit Card Master Note Trust and shall be a security for purposes of Article 8 of the Uniform Commercial Code.

              This Investor Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

              IN WITNESS WHEREOF, the Transferor has caused this Series 2004-CC Certificate to be duly executed on this [ ] day of [ ], 2004.



                                             CHASE MANHATTAN BANK USA, NATIONAL
                                             ASSOCIATION



                                             By:_______________________________
                                                Name:
                                                Title:

                         CERTIFICATE OF AUTHENTICATION


              This is the Series 2004-CC Certificate referred to in the within-mentioned Pooling and Servicing Agreement.



                                           THE BANK OF NEW YORK

                                           as Trustee


                                           By:_________________________________
                                              Name:
                                              Title:


                                           Date: __________, 2004

              Beginning            Additional
              Invested             Invested            Principal
Date          Amount               Amount              Payment          Date
----          ---------            ----------          ---------        ----

                                                                     Exhibit B



                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

                 CHASE CREDIT CARD MASTER TRUST, SERIES 2004-CC


                                Monthly Period:
                                 Transfer Date:


         The undersigned, a duly authorized representative of Chase Manhattan Bank USA, National Association (the "Bank"), as Servicer, pursuant to the Third Amended and Restated Pooling and Servicing Agreement dated as of November 15, 1999 as amended by the First Amendment thereto dated as of March 31, 2001, the Second Amendment thereto dated as of March 1, 2002, the Third Amendment thereto dated as of July 15, 2004, and the Fourth Amendment thereto dated as of October 15, 2004 as supplemented by the Series 2004-CC Supplement dated as of June 1, 2004 (collectively, the "Pooling and Servicing Agreement"), by and among Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee, does hereby certify as follows:

         I. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the preceding "Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This Certificate is delivered pursuant to Section 4.8 of the Pooling and Servicing Agreement.

         II.      The Bank is Servicer under the Pooling and Servicing
                  Agreement.

         III.     The undersigned is a Servicing Officer.

         IV. The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

A.       Instruction to make deposits and withdrawals

1. Pursuant to Section 4.8(a), the amount to be paid to the Series 2004-CC Certificateholder on the Transfer Date in respect of Collections of Finance Charge Receivables

2. Pursuant to Section 4.12(b), the amount to be paid to the Series 2004-CC Certificateholder on the Transfer Date in respect of Unapplied Master Trust Level Shared Excess Finance Charge Collections

3. Pursuant to Section 4.8(b)(i), the amount to be paid to the Series 2004-CC Certificateholder on the Transfer Date in respect of Collections of Principal Receivables allocated to Series 2004-CC

4. Pursuant to Section 4.8(b)(ii), the amount to be paid to the Series 2004-CC Certificateholder on the Transfer Date in respect of Unapplied Master Trust Level Principal Collections from other Series

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered
this Certificate on this [   ] day of [            ], 200[ ].

                                                   CHASE MANHATTAN BANK USA,
                                                   NATIONAL ASSOCIATION,
                                                   as Servicer

                                                   By:_______________________
                                                      Name:
                                                      Title:

                                                                     Exhibit C

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

                 CHASE CREDIT CARD MASTER TRUST, SERIES 2004-CC


                                Monthly Period:
                                 Transfer Date:


         Under Section 5.2 of the Third Amended and Restated Pooling and Servicing Agreement dated as of November 15, 1999 as amended by the First Amendment thereto dated as of March 31, 2001, the Second Amendment thereto dated as of March 1, 2002, the Third Amendment thereto dated as of July 15, 2004, and the Fourth Amendment thereto dated as of October 15, 2004 as supplemented by the Series 2004-CC Supplement dated as of June 1, 2004 (collectively, the "Pooling and Servicing Agreement"), by and among Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chase Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Monthly Distribution

         1.    The total amount to be distributed to Certificateholders
               on the Transfer Date                                           $

         2.    The amount set forth in item 1 above representing Collections
               of Principal Receivables allocated to Series 2004-CC           $

         3. The amount set forth in item 1 above representing Unapplied Master Trust Level Principal Collections allocated to
               Series 2004-CC                                                 $

         4. The amount of the distribution set forth in 1 above representing Collections of Finance Charge Receivables allocated to Series 2004-CC as well as any other amounts to be treated as Series 2004-CC Finance Charge Collections

         B.    Information Regarding the Performance of the Trust

         1.    The aggregate amount of Receivables in the Trust as of the
               last day of the Monthly Period                                 $

         2.    The aggregate amount of Principal Receivables in the Trust
               as of the last day of the Monthly Period                       $

         3.    The Invested Amount as of the last day of the Monthly Period   $

         4.    The Invested Amount used in calculating the Floating
               Allocation Percentage for the current Monthly Period           $

         5.    The Invested Amount used in calculating the Principal
               Allocation Percentage for the current Monthly Period           $

         6.    The aggregate amount of outstanding balances in the
               Accounts which were delinquent as of the end of the day
               of the last day of the Monthly Period                          $

               (a)  30-59 days                                                $
               (b)  60-89 days                                                $
               (c)  90-119 days                                               $
               (d)  120-149 days                                              $
               (e)  150-179 days                                              $
                  Total                                                       $

         7. The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor
               Default Amount")                                               $

         8.    The amount of the Investor Servicing Fee payable to the
               Servicer for the Monthly Period                                $

         9.    The total Additional Invested Amount to be added to the
               Invested Amount on the Transfer Date                           $

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this [ ] day of [ ] 2004.

                                              CHASE MANHATTAN BANK USA,
                                              NATIONAL ASSOCIATION,
                                              as Servicer


                                              By:______________________________
                                                 Name:
                                                 Title: